                                                                                                                       Exhibit 99(i)
                                                                                                                        Attachment I


     MERRILL LYNCH & CO., INC.

     PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                                                         For the Three Months Ended             Percent Inc / (Dec)
                                                                -----------------------------------------   ------------------------
                                                                   March 29,   December 28,      March 30,    1Q02 vs.     1Q02 vs.
     (in millions, except per share amounts)                           2002           2001           2001        4Q01         1Q01
                                                                   --------    -----------       --------   -----------  -----------
     NET REVENUES
       Commissions                                                  $ 1,229        $ 1,195        $ 1,505         2.8 %      (18.3)%
       Principal transactions                                           877            586          1,717        49.7        (48.9)
       Investment banking
           Underwriting                                                 478            538            652       (11.2)       (26.7)
           Strategic advisory                                           183            210            284       (12.9)       (35.6)
       Asset management and portfolio service fees                    1,293          1,279          1,379         1.1         (6.2)
       Other                                                            219             82            164       167.1         33.5
                                                                    -------        -------        -------
         Subtotal                                                     4,279          3,890          5,701        10.0        (24.9)

       Interest and dividend revenues                                 3,284          3,684          6,233       (10.9)       (47.3)
       Less interest expense                                          2,473          2,822          5,524       (12.4)       (55.2)
                                                                    -------        -------        -------
         Net interest profit                                            811            862            709        (5.9)        14.4
                                                                    -------        -------        -------

       TOTAL NET REVENUES                                             5,090          4,752          6,410         7.1        (20.6)
                                                                    -------        -------        -------

     NON-INTEREST EXPENSES
       Compensation and benefits                                      2,646          2,291          3,244        15.5        (18.4)
       Communications and technology                                    474            537            598       (11.7)       (20.7)
       Occupancy and related depreciation                               238            257            270        (7.4)       (11.9)
       Brokerage, clearing, and exchange fees                           198            198            235           -        (15.7)
       Advertising and market development                               150            128            208        17.2        (27.9)
       Professional fees                                                130            137            142        (5.1)        (8.5)
       Office supplies and postage                                       69             83             96       (16.9)       (28.1)
       Goodwill amortization                                              -             51             52      (100.0)      (100.0)
       Other                                                            173            346            214       (50.0)       (19.2)
       September 11th - related                                           -             43 (1)          -      (100.0)         N/M
       Restructuring and other charges                                    -          2,193 (1)          -      (100.0)         N/M
                                                                    -------        -------        -------

       TOTAL NON-INTEREST EXPENSES                                    4,078          6,264          5,059       (34.9)       (19.4)
                                                                    -------        -------        -------

     EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
       SECURITIES ISSUED BY SUBSIDIARIES                              1,012         (1,512)         1,351         N/M        (25.1)

     Income tax expense (benefit)                                       316           (297)           428         N/M        (26.2)

     Dividends on preferred securities issued by subsidiaries            49             49             49           -            -
                                                                    -------        -------        -------

     NET EARNINGS (LOSS)                                            $   647        $(1,264)       $   874         N/M        (26.0)
                                                                    =======        =======        =======

     PREFERRED STOCK DIVIDENDS                                      $     9        $     9        $    10           -            -
                                                                    =======        =======        =======

     EARNINGS (LOSS) PER COMMON SHARE
       Basic                                                        $  0.75        $ (1.51)(1)    $  1.04         N/M        (27.9)
       Diluted                                                      $  0.67        $ (1.51)(1)    $  0.92         N/M        (27.2)

     AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
       Basic                                                          854.8          845.7          832.2         1.1          2.7
       Diluted                                                        949.2          845.7          938.0        12.2          1.2

     ANNUALIZED RETURN ON AVERAGE COMMON EQUITY                        12.7%           N/M           18.4%
------------------------------------------------------------------------------------------------------------------------------------
     Notes:
     (1) September 11th-related expenses were $30 million after-tax and Restructuring and other charges were $1,725 million after-tax in the fourth quarter of 2001. Excluding these items basic and diluted earnings per share were $0.57 and $0.51, respectively.

     Certain prior period amounts have been reclassified to conform to the current period presentation.



                                                                          Exhibit 99(i)
                                                                          Attachment II

MERRILL LYNCH & CO., INC.

PRELIMINARY SEGMENT DATA (UNAUDITED)
                                                         For the Three Months Ended
                                                     ----------------------------------
                                                     Mar. 29,      Dec. 28,     Mar. 30,
   (dollars in millions)                                2002          2001         2001
                                                     ----------------------------------
  GLOBAL MARKETS & INVESTMENT BANKING
        Non-interest revenues                        $ 1,943       $ 1,496      $ 2,989
        Net interest profit                              487           479          342
                                                     ----------------------------------
        Total net revenues                             2,430         1,975        3,331
                                                     ----------------------------------
        Pre-tax earnings before restructuring
           and other charges                             658           437        1,064

        Pre-tax profit margin before restructuring
          and other charges                             27.1%         22.1%        31.9%
---------------------------------------------------------------------------------------
   PRIVATE CLIENT GROUP
        Non-interest revenues                        $ 1,907       $ 1,963      $ 2,234
        Net interest profit                              336           390          385
                                                     ----------------------------------
        Total net revenues                             2,243         2,353        2,619
                                                     ----------------------------------
        Pre-tax earnings before restructuring
           and other charges                             255           304          284

        Pre-tax profit margin before restructuring
          and other charges                             11.4%         12.9%        10.8%
---------------------------------------------------------------------------------------
   MERRILL LYNCH INVESTMENT MANAGERS
        Non-interest revenues                        $   474       $   489      $   562
        Net interest profit                                6            12            4
                                                     ----------------------------------
        Total net revenues                               480           501          566
                                                     ----------------------------------
        Pre-tax earnings before restructuring
           and other charges                             117            53           94

        Pre-tax profit margin before restructuring
          and other charges                             24.4%         10.6%        16.6%
---------------------------------------------------------------------------------------
   CORPORATE
        Non-interest revenues                        $   (45)      $   (58)     $   (84)
        Net interest profit                              (18)          (19)         (22)
                                                     ----------------------------------
        Total net revenues                               (63)          (77)        (106)
                                                     ----------------------------------
        Pre-tax earnings (loss) before
             September 11th expenses                     (18)          (70)         (91)
---------------------------------------------------------------------------------------
   TOTAL
        Non-interest revenues                        $ 4,279       $ 3,890      $ 5,701
        Net interest profit                              811           862          709
                                                     ----------------------------------
        Total net revenues                             5,090         4,752        6,410
                                                     ----------------------------------
        Pre-tax earnings before September 11th
         expenses and restructuring and other charges  1,012           724        1,351

        Pre-tax profit margin before September 11th
         expenses and restructuring and other charges   19.9%         15.2%        21.1%

---------------------------------------------------------------------------------------
   Note:  Certain prior period amounts have been restated to conform to the current period presentation.

                                                                                               Exhibit 99(i)
                                                                                               Attachment III
    MERRILL LYNCH & CO., INC.

    CONSOLIDATED QUARTERLY EARNINGS  (UNAUDITED)                                                 (in millions)

                                                             1Q01       2Q01       3Q01       4Q01       1Q02
                                                           ------     ------     ------    -------     ------
      NET REVENUES
        Commissions
            Listed and over-the-counter securities         $  885     $  779     $  673    $   672     $  732
            Mutual funds                                      441        408        355        356        341
            Other                                             179        175        176        167        156
                                                           ------     ------     ------    -------     ------
            Total                                           1,505      1,362      1,204      1,195      1,229
        Principal transactions                              1,717        888        739        586        877
        Investment banking
            Underwriting                                      652        685        563        538        478
            Strategic advisory                                284        313        294        210        183
                                                           ------     ------     ------    -------     ------
            Total                                             936        998        857        748        661
        Asset management and portfolio service fees
            Asset management fees                             545        548        514        498        469
            Portfolio service fees                            574        544        559        525        557
            Account fees                                      124        126        125        120        133
            Other fees                                        136        138        139        136        134
                                                           ------     ------     ------    -------     ------
            Total                                           1,379      1,356      1,337      1,279      1,293
        Other                                                 164        153        129         82        219
                                                           ------     ------     ------    -------     ------
           Subtotal                                         5,701      4,757      4,266      3,890      4,279

        Interest and dividend revenues                      6,233      5,563      4,663      3,684      3,284
        Less interest expense                               5,524      4,747      3,784      2,822      2,473
                                                           ------     ------     ------    -------     ------
           Net interest profit                                709        816        879        862        811
                                                           ------     ------     ------    -------     ------

        TOTAL NET REVENUES                                  6,410      5,573      5,145      4,752      5,090
                                                           ------     ------     ------    -------     ------

      NON-INTEREST EXPENSES
        Compensation and benefits                           3,244      2,977      2,757      2,291      2,646
        Communications and technology                         598        568        529        537        474
        Occupancy and related depreciation                    270        270        280        257        238
        Brokerage, clearing, and exchange fees                235        243        219        198        198
        Advertising and market development                    208        202        165        128        150
        Professional fees                                     142        151        115        137        130
        Office supplies and postage                            96         92         78         83         69
        Goodwill amortization                                  52         51         53         51          -
        Other                                                 214        167        175        346        173
        September 11th - related                                -          -         88         43 (1)      -
        Restructuring and other charges                         -          -          -      2,193 (1)      -
                                                           ------     ------     ------    -------     ------
        TOTAL NON-INTEREST EXPENSES                         5,059      4,721      4,459      6,264      4,078
                                                           ------     ------     ------    -------     ------

      EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS
        ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES      1,351        852        686     (1,512)     1,012

      Income tax expense (benefit)                            428        262        216       (297)       316

      Dividends on preferred securities issued by
        subsidiaries                                           49         49         48         49         49
                                                           ------     ------     ------    -------     ------

      NET EARNINGS (LOSS)                                   $ 874     $  541     $  422    $(1,264)    $  647
    ---------------------------------------------------------------------------------------------------------
    PER COMMON SHARE DATA
                                                             1Q01       2Q01       3Q01       4Q01       1Q02
                                                           ------     ------     ------    -------    -------
        Earnings - Basic                                   $ 1.04     $ 0.63     $ 0.49    $ (1.51)(1) $ 0.75
        Earnings - Diluted                                   0.92       0.56       0.44      (1.51)(1)   0.67
        Dividends paid                                       0.16       0.16       0.16       0.16       0.16
        Book value                                          23.28      24.02      24.38      23.03  23.73 est.
    ---------------------------------------------------------------------------------------------------------
      Notes:
      (1) September 11th-related expenses were $30 million after-tax and Restructuring and other charges were $1,725 million after-tax in the fourth quarter of 2001. Excluding these items basic and diluted earnings per share were $0.57 and $0.51, respectively.

      Certain prior period amounts have been reclassified to conform to the current period presentation.


                                                                                                Exhibit 99(i)
                                                                                                Attachment IV

    MERRILL LYNCH & CO., INC.

    PERCENTAGE OF QUARTERLY NET REVENUES  (UNAUDITED)

                                                              1Q01        2Q01       3Q01        4Q01        1Q02
                                                             -----       -----      -----       -----  ----------
    NET REVENUES
         Commissions
             Listed and over-the-counter securities           13.8%       14.0%      13.1%       14.1%       14.4%
             Mutual funds                                      6.9%        7.3%       6.9%        7.5%        6.7%
             Other                                             2.8%        3.1%       3.4%        3.5%        3.0%
                                                             -----       -----      -----       -----       -----
             Total                                            23.5%       24.4%      23.4%       25.1%       24.1%
         Principal transactions                               26.8%       15.9%      14.4%       12.3%       17.2%
         Investment banking
             Underwriting                                     10.2%       12.3%      11.0%       11.3%        9.4%
             Strategic advisory                                4.4%        5.6%       5.7%        4.4%        3.6%
                                                             -----       -----      -----       -----       -----
             Total                                            14.6%       17.9%      16.7%       15.7%       13.0%
         Asset management and portfolio service fees
             Asset management fees                             8.5%        9.8%      10.0%       10.5%        9.2%
             Portfolio service fees                            9.0%        9.8%      10.9%       11.0%       10.9%
             Account fees                                      1.9%        2.3%       2.4%        2.5%        2.6%
             Other fees                                        2.1%        2.4%       2.7%        2.9%        2.7%
                                                             -----       -----      -----       -----       -----
             Total                                            21.5%       24.3%      26.0%       26.9%       25.4%
         Other                                                 2.5%        2.9%       2.4%        1.9%        4.4%
                                                             -----       -----      -----       -----       -----
            Subtotal                                          88.9%       85.4%      82.9%       81.9%       84.1%

         Interest and dividend revenues                       97.2%       99.8%      90.6%       77.5%       64.5%
         Less interest expense                                86.1%       85.2%      73.5%       59.4%       48.6%
                                                             -----       -----      -----       -----       -----
            Net interest profit                               11.1%       14.6%      17.1%       18.1%       15.9%
                                                             -----       -----      -----       -----       -----

         TOTAL NET REVENUES                                  100.0%      100.0%     100.0%      100.0%      100.0%
                                                             -----       -----      -----       -----       -----

       NON-INTEREST EXPENSES
         Compensation and benefits                            50.6%       53.4%      53.6%       48.2%       52.0%
         Communications and technology                         9.3%       10.2%      10.3%       11.3%        9.3%
         Occupancy and related depreciation                    4.2%        4.8%       5.4%        5.4%        4.7%
         Brokerage, clearing, and exchange fees                3.7%        4.4%       4.3%        4.2%        3.9%
         Advertising and market development                    3.2%        3.6%       3.2%        2.7%        2.9%
         Professional fees                                     2.2%        2.7%       2.2%        2.9%        2.6%
         Office supplies and postage                           1.5%        1.7%       1.5%        1.7%        1.4%
         Goodwill amortization                                 0.8%        0.9%       1.0%        1.1%          -
         Other                                                 3.4%        3.0%       3.5%        7.3%        3.3%
         September 11th - related                                -           -        1.7%        0.9%          -
         Restructuring and other charges                         -           -          -        46.1%          -
                                                             -----       -----      -----       -----       -----
         TOTAL NON-INTEREST EXPENSES                          78.9%       84.7%      86.7%      131.8%       80.1%
                                                             -----       -----      -----       -----       -----

       EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS
         ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES       21.1%       15.3%      13.3%      -31.8 %      19.9%

       Income tax expense (benefit)                            6.7%        4.7%       4.2%       -6.2 %       6.2%

       Dividends on preferred securities
         issued by subsidiaries                                0.8%        0.9%       0.9%        1.0%        1.0%
                                                             -----       -----      -----       -----       -----

       NET EARNINGS (LOSS)                                    13.6%        9.7%       8.2%      -26.6 %      12.7%
    -------------------------------------------------------------------------------------------------------------
    OTHER FINANCIAL DATA
                                                              1Q01        2Q01       3Q01        4Q01        1Q02
                                                             -----       -----      -----       -----       -----
         Non-interest expenses excluding compensation
           and benefits to net revenues                       28.3%       31.3%      33.1%       83.6%       28.1%
         Compensation and benefits to pre-tax earnings
           before compensation and benefits                   70.6%       77.7%      80.1%      294.1%       72.3%
    -------------------------------------------------------------------------------------------------------------
         Common shares outstanding (in millions):
            Weighted-average - basic                         832.2       841.4      845.8       845.7       854.8
            Weighted-average - diluted                       938.0       943.8      934.5       845.7       949.2
            Period-end                                       838.4       843.8      847.5       850.2       862.9
    -------------------------------------------------------------------------------------------------------------


                                                                                          Exhibit 99(i)
                                                                                           Attachment V

     MERRILL LYNCH & CO., INC.

     SUPPLEMENTAL DATA (UNAUDITED)                                                 (dollars in billions)
                                                     1Q01        2Q01       3Q01        4Q01       1Q02
                                                  -------     -------    -------     -------    -------
       CLIENT ASSETS
       Private Client
          U.S.                                    $ 1,254     $ 1,318    $ 1,171     $ 1,185    $ 1,179
          Non - U.S.                                  131         136        127         101         96
                                                  -------     -------    -------     -------    -------
       Total Private Client Assets                  1,385       1,454      1,298       1,286      1,275
       MLIM direct sales (1)                          179         181        170         172        167
                                                  -------     -------    -------     -------    -------
       Total Client Assets                        $ 1,564     $ 1,635    $ 1,468     $ 1,458    $ 1,442
                                                  =======     =======    =======     =======    =======

       ASSETS UNDER MANAGEMENT                    $   525     $   533    $   507     $   529    $   518

            Retail                                    233         230        214         220        215
            Institutional                             250         260        252         266        262
            Private Investors                          42          43         41          43         41

            U.S.                                      319         325        310         327        323
            Non-U.S.                                  206         208        197         202        195

            Equity                                    282         286        253         263        257
            Fixed Income                              118         118        119         119        119
            Money Market                              125         129        135         147        142

       ASSETS IN ASSET-PRICED ACCOUNTS            $   193     $   207    $   189     $   205    $   211
       ------------------------------------------------------------------------------------------------
       NET NEW MONEY

       PRIVATE CLIENT ACCOUNTS (6)
            U.S.                                  $    24     $     1    $    10     $    14    $     -
            Non-U.S.                                    4           4          3           2          1
                                                  -------     -------    -------     -------    -------
              TOTAL                                    28           5         13          16          1
                                                  -------     -------    -------     -------    -------

       ASSETS UNDER MANAGEMENT(3)(6)              $     7     $     4    $     4     $     4    $    (5)
       ------------------------------------------------------------------------------------------------
       BALANCE SHEET INFORMATION (ESTIMATED)

            Commercial Paper and
              Other Short-term Borrowings         $  13.1     $   6.9    $   5.1     $   5.1    $   4.6
            Deposits                                 77.9        79.4       83.7        85.8       85.9
            Long-term Borrowings                     73.3        79.5       79.8        76.6       77.3
            Preferred Securities Issued
              by Subsidiaries                         2.7         2.7        2.7         2.7        2.7
            Total Stockholders' Equity               19.9        20.7       21.1        20.0       20.9
       ------------------------------------------------------------------------------------------------
       GLOBAL EQUITY AND EQUITY-LINKED UNDERWRITING(2)(4)

            Volume                                $    13     $    17    $    14     $    15    $    14
            Market Share                             12.5%       13.4%      21.9%       12.2%      15.4%
            Ranking                                     3           2          1           2          2

       GLOBAL DEBT UNDERWRITING(2)(4)

            Volume                                $   121     $   109    $    81     $    67    $    91
            Market Share                             12.4%       11.3%       9.9%        7.2%       8.7%
            Ranking                                     1           1          2           5          2

       GLOBAL COMPLETED MERGERS AND ACQUISITIONS(2)(4)

            Volume                                $   271     $   112    $   134     $    78    $    60
            Market Share                             37.1%       21.7%      25.6%       18.5%      23.8%
            Ranking                                     3           3          3           4          3
       ------------------------------------------------------------------------------------------------
       FULL-TIME EMPLOYEES(5)                      70,300      68,200     65,900      57,400     56,400

       PRIVATE CLIENT FINANCIAL ADVISORS           19,500      18,600     18,000      16,400     15,900
     --------------------------------------------------------------------------------------------------

     (1) Reflects funds managed by MLIM not sold through Private Client channels.
     (2) Certain prior period amounts have been restated to conform to the current period presentation.
     (3) Adjusted to exclude the impact of transferring funds to U.S. bank deposits.
     (4) Full credit to book manager.  Market shares derived from Thomson Financial Securities Data statistics.
     (5) Excludes 400 and 3,200 full-time employees on salary continuation severance at the end of
         1Q02 and 4Q01, respectively.
     (6) Excluding the impact related to the restructuring of the Non-U.S. businesses.



       For more information, please contact:


       Investor Relations                        Phone:  866-607-1234
       Merrill Lynch & Co., Inc.                 Fax:    212-449-7461
                                                 investor_relations@ml.com
                                                 www.ir.ml.com